UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): January 5, 2011
ART TECHNOLOGY GROUP, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	000-26679 (Commission File Number)	04-3141918 (IRS Employer Identification No.)

One Main Street, Cambridge, Massachusetts	02142
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (617) 386-1000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets
Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing
Item 3.03. Material Modification to Rights of Security Holders
Item 5.01. Changes in Control of Registrant
Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EX-3.1
EX-3.2

Item 2.01 Completion of Acquisition or Disposition of Assets.
     On January 5, 2011, pursuant to the terms of the Agreement and Plan of Merger (the “Merger Agreement”), dated as of November 2, 2010, among Art Technology Group, Inc. (the “Company”), Oracle Corporation, a Delaware corporation (“Oracle”) and Amsterdam Acquisition Sub Corporation, a Delaware corporation and wholly owned subsidiary of Oracle (“Merger Sub”), Merger Sub was merged with and into the Company, with the Company being the surviving corporation (the “Merger”). Upon completion of the Merger, the Company became a wholly owned subsidiary of Oracle. The Merger Agreement and the transactions contemplated thereby, including the Merger, were approved by the Company’s board of directors and by its stockholders at a special meeting of the stockholders held on January 4, 2011.
     At the effective time and as a result of the Merger, each share of common stock of the Company issued and outstanding immediately prior to the effective time of the Merger, other than shares held by any stockholder of the Company who properly exercised appraisal rights with respect thereto in accordance with Section 262 of the Delaware General Corporation Law and shares owned by the Company as treasury stock or by Oracle or any subsidiary of either the Company or Oracle, was converted into the right to receive $6.00 in cash, without interest and less any applicable withholding taxes.
     The foregoing summary does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, which is included as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference.
Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.
     In connection with the closing of the Merger, the Company notified The NASDAQ Global Market (“NASDAQ”) on January 5, 2011 that the Merger was consummated, and trading of the common stock of the Company on NASDAQ has been suspended. NASDAQ has filed a delisting application on Form 25 with the Securities and Exchange Commission (the “SEC”) to report that the shares of the Company’s common stock are no longer listed on NASDAQ. The Company intends to file a certification on Form 15 with the SEC requesting that the Company’s reporting obligations under Sections 13 and 15(d) of the Securities Exchange Act of 1934, as amended, be suspended.
Item 3.03. Material Modification to Rights of Security Holders.
     At the effective time and as a result of the Merger, each share of common stock of the Company issued and outstanding immediately prior to the effective time of the Merger, other than shares held by any stockholder of the Company who properly exercised appraisal rights with respect thereto in accordance with Section 262 of the Delaware General Corporation Law and shares owned by the Company as treasury stock or by Oracle or any subsidiary of either the Company or Oracle, was converted into the right to receive $6.00 in cash, without interest and less any applicable withholding taxes.

Item 5.01. Changes in Control of Registrant.
     Upon the closing of the Merger on January 5, 2011, a change in control of the Company occurred, and the Company now is a wholly owned subsidiary of Oracle, as described in Item 2.01 of this Current Report on Form 8-K. At the effective time and as a result of the Merger, each share of common stock of the Company issued and outstanding immediately prior to the effective time of the Merger, other than shares held by any stockholder of the Company who properly exercised appraisal rights with respect thereto in accordance with Section 262 of the Delaware General Corporation Law and shares owned by the Company as treasury stock or by Oracle or any subsidiary of either the Company or Oracle, was converted into the right to receive $6.00 in cash, without interest and less any applicable withholding taxes. The merger consideration will be funded through Oracle’s internally available cash, cash from operations and cash from previous borrowings. See Items 2.01 and 3.03 of this Current Report on Form 8-K, which are incorporated herein by reference.
Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     In connection with the Merger, each of Michael A. Brochu, David B. Elsbree, John R. Held, Gregory Hughes, Mary E. Makela, Daniel C. Regis, Phyllis S. Swersky and Robert D. Burke resigned from his respective position as a member of the Board of Directors, and any committee thereof, of the Company. Following the Merger and pursuant to the Merger Agreement, the size of the Board of Directors of the Company was reduced to one member and Thomas Angioletti was appointed as the sole member of the Board of Directors of the Company.
     Following the Merger and pursuant to the Merger Agreement, the officers of Merger Sub immediately prior to the effective time of the Merger became the officers of the Company. At the effective time of the Merger, Dorian Daley was appointed President and Chief Executive Officer of the Company and Jeffrey Epstein was appointed as Chief Financial Officer of the Company.
     Ms. Daley, 51, has been Senior Vice President, General Counsel and Secretary of Oracle since October 2007. She served as Vice President, Legal, Associate General Counsel and Assistant Secretary from June 2004 to October 2007, as Associate General Counsel and Assistant Secretary from October 2001 to June 2004, and as Associate General Counsel from February 2001 to October 2001. She joined Oracle’s Legal Department in 1992.
     Mr. Epstein, 53, has been Executive Vice President and Chief Financial Officer of Oracle since September 2008. Prior to joining Oracle, he served as Executive Vice President and Chief Financial Officer of Oberon Media, Inc., a privately held internet game technology provider and publisher from April 2007 to June 2008. From June 2005 until its sale in March 2007, Mr. Epstein was Executive Vice President and Chief Financial Officer of ADVO, Inc., a direct mail media company. Mr. Epstein was a member of the Board of Directors of Revonet, Inc., a business-to-business marketing and database company, from January 2004 to December 2005, Chairman of the Board from December 2004 to December 2005 and the Acting President and Chief Executive Officer from June 2004 through December 2004. Mr. Epstein also serves as a director of priceline.com Incorporated and serves on the Audit and Compliance Committee of the Stanford University Hospital.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
     Pursuant to the terms of the Merger Agreement, at the effective time of the Merger, the certificate of incorporation and bylaws of the Company were amended and restated to read in their entirety as the certificate of incorporation and bylaws, respectively, of Merger Sub in effect immediately prior to the effective time of the Merger. The amended and restated certificate of incorporation and amended and restated bylaws of the Company are filed as Exhibits 3.1 and 3.2 hereto, respectively, and are incorporated by reference herein.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Number	Title
2.1	Agreement and Plan of Merger, dated as of November 2, 2010, by and among Art Technology Group, Inc., Oracle Corporation and Amsterdam Acquisition Sub Corporation (incorporated by reference to Exhibit 2.1 of the Company’s Current Report on Form 8-K filed with the SEC on November 2, 2010).

3.1	Amended and Restated Certificate of Incorporation of Art Technology Group, Inc.

3.2	Amended and Restated Bylaws of Art Technology Group, Inc.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ART TECHNOLOGY GROUP, INC.
Date: January 5, 2011	By:	/s/ Dorian Daley
		Name:	Dorian Daley
		Title:	President and Chief Executive Officer

EXHIBIT INDEX

Number	Title
2.1	Agreement and Plan of Merger, dated as of November 2, 2010, by and among Art Technology Group, Inc., Oracle Corporation and Amsterdam Acquisition Sub Corporation (incorporated by reference to Exhibit 2.1 of the Company’s Current Report on Form 8-K filed with the SEC on November 2, 2010).

3.1	Amended and Restated Certificate of Incorporation of Art Technology Group, Inc.

3.2	Amended and Restated Bylaws of Art Technology Group, Inc.